UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 1, 2011

(Date of earliest event reported)

GEORESOURCES, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Cypress Station Drive, Suite 220

Houston, Texas 77090

(Address of principal executive offices) (Zip Code)

(281) 537-9920

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 6, 2011, GeoResources, Inc. (the “Registrant”) issued a press release providing an operations update. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 to this report are being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 1, 2011, Collis P. Chandler, III, resigned as Executive Vice President and Chief Operating Officer – Northern Region of the Registrant. As previously disclosed in the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2011, Mr. Chandler wishes to pursue personal interests. However, Mr. Chandler will continue in his role as a director of the Registrant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	GeoResources, Inc. Press Release dated July 6, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

	By:	/s/ Frank A. Lodzinski
	Name:	Frank A. Lodzinski
Date: July 8, 2011	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	GeoResources, Inc. Press Release dated July 6, 2011.